==============================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                January 31, 2005
                Date of Report (date of earliest event reported)



                            RASER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)





         UTAH                              0-306567                87-0638510
(State or other jurisdiction of     (Commission file number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)



                      5152 North Edgewood Drive, Suite 375
                                Provo, Utah 84604
         --------------------------------------------------------------
                    (Address of principal executive offices)


                                 (801) 765-1200
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form-8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written Communications pursuant to Rule-425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule-14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule-14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule-13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 1.01 Entry into a Material Definitive Agreement.

         As of January 31, 2005, Raser Technologies, Inc. (the "Company") retained Mr. Brent M. Cook as the Company's new Chief Executive Officer. On January 31, 2005, the parties entered into an At-Will Employment Agreement (the "Employment Agreement") with the following material terms relating to Mr. Cook's employment with the Company:

o Annual base salary as determined by the Company's Board of Directors, provided that the annual base salary shall not be less than $220,000 (the "Base Wages");
o Bonus payments as determined by the Company's Board of Directors, which bonus payments shall be dependent upon the Company's performance (the "Incentive Bonus Payments"); and
o In the event of the termination of Mr. Cook's employment, payment to Mr. Cook of a severance payment equal to the Base Wages and the average of any Incentive Bonus Payments made during the period prior to the termination of Mr. Cook's employment.

         The full text of the Employment Agreement is attached hereto as Exhibit
10.8 and is hereby incorporated herein by reference.

         Mr. Cook will continue to serve on the Company's Board of Directors (the "Board").

Item 5.02(b). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Mr. Kraig Higginson resigned as the Company's Chief Executive Officer, effective January 31, 2005. Mr. Higginson shall continue to serve on the Board as the Executive Chairman of the Board.

Item 5.02(c). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Brent M. Cook, 44, is a current director of the Company and was retained as the Company's Chief Executive Officer on January 31, 2005. Mr. Cook has served as a director of the Company since October 6, 2004. Mr. Cook is a partner in AMP Resources, LLC, a company involved in geothermal power generation and industrial heat recovery generation. Previously, Mr. Cook was President of Headwaters, Inc., a billion dollar NASDAQ: HDWR listed energy and energy technology company. He served Headwaters from 1996 to 2002 in positions including Chief Executive Officer, President, and Chairman of the Board of Directors. Prior to his Headwaters career, Mr. Cook was Director of Strategic Accounts, Utah Operations, at PacifiCorp, which operates as a local electric utility in seven western states.

         In connection with the addition of Mr. Cook to the Board in October 2004, the Company granted to Mr. Cook an option to purchase 100,000 shares of the Company's common stock (the "Shares") with an exercise price of $4.11 per share and subject to the following vesting schedule: 50,000 Shares will vest on October 6, 2005 and the remaining 50,000 Shares will vest on October 6, 2006.

         Mr. Cook will continue to serve on the Company's Board, but he has resigned as a member of the Compensation and Audit Committees of the Board.

         The information contained in Item 1.01 hereof is hereby incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

         On February 1, 2005, the Company issued a press release announcing the appointment of Brent M. Cook as the new Chief Executive Officer of the Company. The full text of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference. Pursuant to General Instruction B.2 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act, as amended, but is instead "furnished" in accordance with that instruction.

Item 9.01 Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

         The following exhibits are filed herewith:

                  Exhibit
                  Number                 Exhibit Title
              ---------------        ------------------------------------------

                  10.8 Employment Agreement dated January 31, 2005 by and between the Company and Brent M. Cook
                  99.1                   Press Release dated February 1, 2005

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              RASER TECHNOLOGIES, INC.

                              /s/ William Dwyer
                              -------------------------------------------------
                              William Dwyer
                              Chief Financial Officer



Dated: February 2, 2005

Index to Exhibits

Exhibit
Number                     Exhibit Title
------------------         ----------------------------------------------

10.8 Employment Agreement dated January 31, 2005 by and between the Company and Brent M. Cook
99.1                       Press Release dated February 1, 2005